UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 20, 2024

MOODY’S CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	1-14037	13-3998945
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7 World Trade Center at 250 Greenwich Street

New York, New York 10007

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (212) 553-0300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	MCO	New York Stock Exchange
1.75% Senior Notes Due 2027	MCO 27	New York Stock Exchange
0.950% Senior Notes Due 2030	MCO 30	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

TABLE OF CONTENTS

ITEM 5.02 APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS	3

SIGNATURES	4

Item 5.02	Departure of Directors or Certain Officers; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 20, 2024, Moody’s Corporation (the “Company”) granted strategic incentive awards to the presidents of the Company’s business units and certain other key business unit executives to further motivate and incentivize the upper-ranks of management to meet or exceed various challenging medium-term growth targets. The awards to the Presidents of Moody’s Analytics (“MA”) and Moody’s Investors Service (“MIS”), the MA and MIS Growth Accelerator Awards, with a grant date value of $10 million and $5 million, respectively, are composed of 67% performance share units and 33% stock options. The performance share units will vest based on achievement of each business unit’s respective performance goals (annualized recurring revenue growth and adjusted operating margin for MA and adjusted operating margin for MIS) over a four-year period ending on December 31, 2027 and the stock options vest 50% after two years and the remaining 50% after four years. Successful execution against the performance goals is intended to create significant incremental earnings and intrinsic value for Moody’s stockholders.

In addition, based on information regarding competitive market pay and expectations around realized and realizable compensation, the Company granted strategic incentive awards (performance share retention grants) to certain key personnel, including executives other than the Chief Executive Officer and the Presidents of MA and MIS. The awards, which are intended to promote retention and reinforce the achievement of certain financial and strategic goals, are entirely performance-based, consisting of performance share units that can be earned over a 24 month period ending on December 31, 2025.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOODY’S CORPORATION

By:	/s/ Elizabeth M. McCarroll
Elizabeth M. McCarroll
Corporate Secretary and Associate General Counsel

Date: February 23, 2024

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